UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

This current report on Form 8-K/A is being filed to update the current report on Form 8-K of Global Defense & National Security Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission on December 31, 2014. The sole purpose of this amendment is to provide the Company’s decision to provide the Company’s decision on the frequency of the stockholder advisory vote on executive compensation (the “Say-on-Pay Vote”) required by section 14A of the Securities Exchange Act of 1934, as amended, based on the results of the voting at the Company’s annual meeting of stockholders held on December 31, 2014 (the “2014 Annual Meeting”).

Of the shares voting at the 2014 Annual Meeting, 70% voted, on an advisory basis, in favor of holding of the Say-on-Pay Vote every three years. In light of this vote, the Board decided that the Company would hold the Say-on-Pay Vote every three years until the next required stockholder vote on the frequency of the Say-on-Pay Vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

By:	/s/ Frederic Cassis
Name: Frederic Cassis
Title: Secretary